Stein Roe Mutual Funds

ANNUAL REPORT
SEPT. 30, 1997

PHOTO OF HAND ON GLOBE

Stein Roe Equity Funds

INTERNATIONAL FUNDS

           INTERNATIONAL FUND
           EMERGING MARKETS FUND
LOGO: STEIN ROE MUTUAL FUNDS
BUILDING WEALTH FOR GENERATIONS(SM)

Contents
-------------------------------------------------------------------------------
From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Performance.......................................................   4

   How the Stein Roe international equity funds have done over time

Q&A
International Fund................................................   6
Emerging Markets Fund.............................................   9

   Interviews with the portfolio managers and summaries of investment activity

Fund Highlights...................................................   11

   Information about the Funds

Investments.......................................................   13

   A complete list of investments with market values

Financial Statements..............................................   20

   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   27

Financial Highlights..............................................   31

   Selected per-share data

Report of Independent
  Public Accountants..............................................   35



Must be preceded or accompanied by a prospectus.

From the President
-------------------------------------------------------------------------------
To Our Shareholders
We're pleased to present this annual report for the Stein Roe international funds -- International Fund and Emerging Markets Fund. This report covers the fiscal year ended Sept. 30, 1997.

   Like the two years that preceded it, the fiscal year ended Sept. 30, 1997, was sensational for the U.S. equity market. Rarely in any three-year period in the history of the U.S. stock exchanges have consecutive annual gains of more than 20 percent been reported. The cumulative total return of the S&P 500 Index for the three-year period was 119 percent,* providing investors with the potential to more than double their money in the stock market in three years' time.

The Equity Markets: A Tale of Two Periods

The story of the past 12 months, however, is a tale of two periods. The first half of the fiscal year, which ran from Sept. 30, 1996, through March 31, 1997, belonged to large-cap, multinational growth stocks. Worldwide markets were strong, and many of the companies that have international operations were reporting greater-than-expected earnings. Subsequently, investors rushed in hoping to take advantage of further returns. Later in the fiscal year, however, many international economies retreated, causing several of these same companies to report lower-than-expected earnings.

In addition, the Federal Reserve in March raised the federal funds rate -- the rate banks charge each other to borrow money -- in an effort to slow down rampant economic growth and tame inflation fears. Combined, these factors caused turbulence in the U.S. investment markets, resulting in a major drop in indices, as evidenced by the Dow Jones Industrial Average's (DJIA) plunge of nearly 300 points over two days in April.

   This retreat, however, was short-lived. The Federal Reserve's tightening in late March successfully slowed economic growth and calmed inflation fears, and the DJIA rapidly recouped its April losses. This slowdown in economic activity did temporarily affect the performance of smaller growth companies, which operate primarily in this country. Investors slowly began to realize that small-and mid-cap stocks offered good earnings growth potential at attractive valuations. As a result, small-caps rallied in August and eclipsed large-cap stocks for the second half of the year.

Photo of Tim Armour

From the President
-------------------------------------------------------------------------------
Other Markets

In the midst of the tremendous bull market that has propelled U.S. equity investments to new highs, bond investments have taken a back seat. On an absolute basis, however, bonds did perform well in the 12 months ended Sept. 30, 1997, and bond markets even enjoyed a few strong rallies when investors sought shelter from the turbulent equity arenas.

   International stocks continued to underperform domestic investments for the fiscal year, primarily reflecting the troubled nature of Japan's economy and, by extension, its investment markets. As Japan is the second largest market in the world, international investors still tend to focus their investments there; for example, the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) held 29 percent of its investments in Japan on Sept. 30, 1997. Japan continued to underperform during the fiscal year, accounting for a lot of the underperformance in international mutual fund investments. Most of the other large international markets are up through the fiscal year end, but their currencies are weak against the dollar, lessening the gains when translated. Latin America and some of the smaller European countries posted solid returns this year as well, and despite continued currency crises we continue to see some good values in select issues there.

Asia Feints...and America Blinks

Recently, in late 1997, a sharp selloff in markets around the world -- panicky investors' response to currency crises and economic uncertainties that spread through Southeast Asia -- culminated in a surprisingly severe crash in Hong Kong. This sequence of events finally unnerved investors in the developed countries, which resulted in sharp declines in all of the major markets -- including the United States, where stocks tumbled 7 percent in one day of trading and have continued to be volatile. While unsettling, such corrections are a normal part of investing. No one can predict market events with any certainty, yet despite the unease caused by the sharp and unexpected selloff, we believe there is no reason to panic. Not only are interest rates relatively stable and, in our opinion, likely to remain free of Federal Reserve manipulation, but domestic economic growth is strong and inflation is low as well. As a result, we believe the impact on the U.S. economy of the market's recent confusion will not be large, and may even be moderately positive. In Asia, we believe the currency crisis still needs time to heal, but that some necessary corrections are under way. We are on the lookout for attractive valuations that we believe Asia has the potential to produce in time.

From the President
-------------------------------------------------------------------------------
Responding to A Market Correction

   As recent events show, investing can be -- and often is -- more like a walk on the wild side than a cakewalk. If the market's recent ups and downs have made you a little nervous, we think it's important to keep things in perspective. If your mutual fund was appropriate to your investing objectives yesterday, it still is today. Moreover, Standard & Poor's historical performance statistics show that there have been six market corrections of 20 percent or more during the past 30 years. While unsettling, such setbacks are normal. If you're tempted to exit the market completely, remember this: history has shown that investors tend to lose opportunities when they bail out of the market. In fact, about the only thing worse than experiencing a bear market is missing out on the potential bull market that follows. That's because, on average, based on the 12 bear markets since 1933, a bear market tends to be followed by a dramatic advance, averaging 121 percent.+

   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,

   /s/Timothy K. Armour
   Timothy K. Armour
   President
   Nov. 10, 1997

* Stein Roe, 1997. Stock market performance is measured by the S&P 500, an unmanaged group of stocks generally representative of the U.S. stock market. The S&P 500 differs in composition from any Stein Roe fund; it is not available for direct investment.

+ Computed using Stocks, Bonds, Bills and Inflation 1997 Yearbook,TM Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. (C)1997 Ibbotson Associates, Inc. All rights reserved.

Fund Performance
-------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

-------------------------------------------------------------------------------
                                        Average Annual Total Returns
                                        Periods ended Sept. 30, 1997

                                           PAST 1        PAST 3       LIFE
                                            YEAR          YEARS    OF FUND(1)
-------------------------------------------------------------------------------
INTERNATIONAL FUND                          9.84%         5.48%         6.32%
MSCI EAFE Index                            12.18          8.83          7.54
-------------------------------------------------------------------------------

                                                SINCE                LIFE
                                              INCEPTION            OF FUND(1)
-------------------------------------------------------------------------------
EMERGING MARKETS FUND                            2.40%                  --%
MSCI EM Index                                   -3.36                -3.36
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index and the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index are unmanaged groups of stocks that differ from the composition of any Stein Roe fund; they are not available for direct investment.

1 Inception dates: International Fund -- March 1, 1994; Emerging Markets
Fund -- Feb. 28, 1997. Because index returns are calculated on a monthly basis, the index returns marked "Life of Fund" are calculated from the month-end results that fall closest to the Funds' inception dates.

Investment Comparison
-------------------------------------------------------------------------------

Comparison of change in value of a $10,000 investment.

LINE CHARTS:
-------------------------------------------------------------------------------

International Fund

                                 INTERNATIONAL             MSCI EAFE Index
                                 FUND
3/31/94                          10000                     10000
6/30/94                          10236                     10058
9/30/94                          10872                     10068
12/31/94                         10346                     9965
3/31/95                          9770                      10150
6/30/95                          10241                     10224
9/30/95                          10734                     10650
12/31/95                         10749                     11082
3/31/96                          11183                     11402
6/30/96                          11862                     11582
9/30/96                          11618                     11568
12/31/96                         11646                     11752
3/31/97                          11873                     11568
6/30/97                          13248                     13069
9/30/97                          12760                     12977

Comparison of change in value of a $10,000 investment.
-------------------------------------------------------------------------------

Emerging Markets Fund

                                 EMERGING
                                 MARKET
                                 FUND                      MSCI EM INDEX
2/28/97                          10000                     10000
3/31/97                          10000                     9755
4/30/97                          10000                     9824
5/31/97                          10000                     10067
6/30/97                          10000                     10649
7/31/97                          10000                     10843
8/31/97                          10000                     9591
9/30/97                          10240                     9664


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND
INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the Morgan Stanley Capital International Europe, Australia and Far East (MSCIEAFE) and Emerging Markets Indices, both of which are unmanaged groups of stocks that differ from the composition of each Stein Roe fund. The indices are not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A
-------------------------------------------------------------------------------
An Interview with Bruno Bertocci and David Harris, Portfolio Managers of SR&F International Portfolio and Emerging Markets Fund

Fund Data

Investment Objective:
Seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Under normal market conditions, the portfolio will invest at least 65 percent of its total assets in foreign securities of at least three countries outside of the United States.

Fund Inception:
March 1, 1994

Total Net Assets:
$166.1 million

photo: Bruno Bertocci and David Harris

-------------------------------------------------------------------------------
International Fund Q&A


Q: How did the Fund perform during the past year?

A: For the fiscal year ended Sept. 30, 1997, the Fund returned 9.84 percent. That trailed the Morgan Stanley International Europe, Australia and Far East Index (MSCI EAFE) return of 12.18 percent and the 18.59 percent return of the Lipper peer group median, for the same time period. The Fund's long-term return of 5.39 percent for the three years ended Sept. 30, 1997, trailed the MSCI EAFE by 3.44 percent and the peer group by 4.77 percent.

Q: What factors caused the Fund to underperform?


A: A number of factors hampered Fund performance. First, although the portfolio is very underweighted in Japan versus its index, the Fund does hold shares of companies that would have benefited from an economic recovery that did not occur. Although the Japanese economy did show intermittent signs of improvement, a domestic expansion didn't happen and these shares did not help the portfolio's performance. Second, the portfolio does not own many of the very largest capitalization companies in Europe that were the dominant performers over the past year. We have felt for some time that many of these shares were less attractive than some of the smaller- to mid-cap stocks that we own in Europe. However, investor attention has been concentrated on the largest European companies. Finally, the portfolio has had a weighting in emerging markets, especially Asian emerging markets, which have suffered from economic and political turmoil.

Q&A continued
-------------------------------------------------------------------------------

Q: What was your investment strategy during the past year?

A: In Europe the portfolio invested in a broad variety of companies, including some mid-capitalization companies that we felt would benefit from economic recovery in Europe and continued strength in the United States. The portfolio also invested in some companies that have been restructuring their businesses to become more efficient and competitive. Many of these shares have done well in 1997. However, the largest blue chip companies in Europe have had the best performance, and while the portfolio does own some of these, such as Deutsche Bank, Mannesman and BNP (1.7 percent, 1.7 percent and 1.8 percent of total net assets, respectively), we don't own them exclusively. During the year, just under 20 percent of the portfolio's assets were invested in Japan, which is both our biggest underweighting versus the index and our largest sector weighting. We expected that the lowest interest rates since World War II would give Japan's economy the boost it needed to begin to recover. While Japan did periodically experience strong relative performance, a sustained economic recovery has not happened. Despite this, we still believe that a recovery may eventually take place and are maintaining our weighting for now.

Q: What can you tell us about the Fund's holdings in the emerging markets?

A: We like developing markets because we think they can offer strong economic growth at very attractive valuations. Unfortunately, the portfolio's holdings in emerging markets didn't add to performance during the past fiscal year. The portfolio was especially hurt by the selloff in Asian emerging markets in which the Fund is concentrated. However, we think the valuations of many of the emerging markets, especially in Asia, are attractive and we see many long-term investment opportunities. As for the portfolio's investments in Latin America, stocks such as YPF and Telecom de Argentina (1.7 percent and 1.2 percent of total net assets, respectively) performed well.

Q: What markets have strong prospects going forward?

A: Although it has been struck by currency volatility, real estate and banking troubles and political turmoil, we're enthusiastic about Southeast Asia. We believe that the economic news is already reflected in attractive share prices there. Even though the Asian economies are likely to slow down, and some, such as Thailand, will be in recession, we think the future is still very bright. Asia has been investing heavily in modern infrastructure, savings rates are high, worker productivity is excellent, and its country's industrial plants are modern. We believe that Asia is in much better shape than Latin America after its crisis and that share prices will rise fairly soon in anticipation of a recovery.

Q&A continued
-------------------------------------------------------------------------------

Q: Where else did you find value during the past year?

A: Low inflation across Europe and the widely held belief that world economies are improving helped cyclical stocks perform well. Two paper manufacturing companies in Finland, Enso and Metsa-Serla (1.6 percent and 1.8 percent of total net assets, respectively), are among the most efficient in their industry and added to the Fund's performance. SSAB (1.4 percent of total net assets), a Swedish steel company that is one of the lowest-cost carbon steel manufacturers in the world, also contributed to performance.

Q: What's your outlook for the year ahead?

A: We think that emerging markets, especially in Asia, and companies with attractive valuations will come back into favor. We think that the emerging markets have better valuations than developed markets. We also believe that investors will move away from a narrow selection of the largest blue chip companies that are on relatively high valuations and focus more on some of the mid-cap names the portfolio owns.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EAFE Index is an unmanaged group of stocks that differs from the composition of Stein Roe International Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's international fund peer group for the one-year and Life of Fund periods ended Sept. 30, 1997, were 18.59 percent and 8.13 percent, respectively. Because benchmark returns are calculated on a monthly basis, those marked "Life of Fund" are from the month-end date that fell closest to the Fund's inception date. Prior to Feb. 1, 1997, International Fund's Adviser limited expenses to 1.65 percent of average net assets. Absent this limit, total return would have been less.

Foreign investments involve market, political and currency risks not generally associated with U.S. investments. Emerging market investments involve market, political and currency risks not generally associated with investing in either U.S. securities or more developed international markets.

Q&A CONTINUED
Emerging Markets Fund Q&A
-------------------------------------------------------------------------------

Fund Data

Investment Objective:
Seeks long-term growth of capital through emerging market investment opportunities. Under nomal market conditions, the Fund will invest at least 65 percent of its total assets in the equity securities of emerging markets.

Fund Inception:
Feb. 28, 1997

Total Net Assets:
$41.6 million

-------------------------------------------------------------------------------

Q: How did the Fund perform?

A: The Fund's inception was Feb. 28, 1997. The emerging markets were generally strong until August when the Asian markets began to sell off. From inception through Sept. 30, 1997, the Fund rose 2.40 percent while emerging markets as measured by the MSCI Emerging Markets Index returned -3.36 percent.

Q: Can you describe the Fund's investment strategy?

A: We have used a period of volatility in the Asian emerging markets to gradually become fully invested. Emerging Markets Fund's investment strategy is typically not based on classic measures of value or growth, because these are rapidly growing economies and businesses. However, we do like to invest in markets that are out of favor, with high quality companies with good earnings prospects selling at low valuations. We believe that market movements are especially exaggerated in the emerging markets and often view large market declines as attractive buying opportunities.

Q: Specifically, where did you find attractive investment opportunities during the past several months?

A: We've continued to use the portfolio's cash balance to increase investments in Korea, Indonesia, Thailand, the Philippines and Malaysia. We believe many stocks in those countries have very attractive valuations following substantial market declines of more than 50 percent. We believe these markets will have strong recoveries, as did the Mexican market after the peso devaluation. We think the portfolio is positioned to take advantage of inevitable market rebounds.

Q: Do the Fund's holdings reflect any common investment themes throughout the emerging markets?

A: Yes. The portfolio made selected investments in the telecommunications industry. It's an attractive growth industry in many emerging markets and we own telecommunications stocks in Argentina, Brazil, Peru, Greece, Korea, India, the Philippines and Malaysia. Other good businesses in the emerging markets include banks and property companies. The portfolio owns property companies in the Philippines, Malaysia, Thailand, Indonesia and Lebanon. These companies are integral to developing the modern office buildings, factories and housing that are essential in rapidly expanding economies.

Q: What's ahead?

A: We're very optimistic about how we've positioned the portfolio going forward, having taken advantage of some huge swings in the emerging markets. Some of the markets that we are positive about are at nine-year lows despite having economies that have more than doubled in real terms. In addition, a tremendous amount of money has been spent in development and infrastructure, people are more educated and savings rates are high. We know these markets can perform well when investors become enthusiastic about them and we'll be able to benefit from it when they do.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The MSCI EM Index is an unmanaged group of stocks that differs from the composition of Stein Roe Emerging Markets Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median return for the Fund's Emerging Markets Fund peer group for the Life of Fund was 4.58 percent. Life of Fund is from fund inception on Feb. 28, 1997 through Sept. 30, 1997. The Adviser currently limits expenses to 2.0 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent past limits, total return would have been less.

Emerging market investments involve market, political and currency risks not generally associated with investing in either U.S. securities or more developed international markets.

Fund Highlights
-------------------------------------------------------------------------------
                               International Fund

                 Top 10 Equity Holdings (% of Total Net Assets)
-------------------------------------------------------------------------------

Telecom Italia                      2.0%    Metsa-Serla                    1.8%
Promise Co.                         1.9     Mannesmann                     1.7
Inchcape Plc                        1.8     Total Petroles                 1.7
BG Plc                              1.8     YPF                            1.7
Banque National de Paris            1.8     Deutsche Bank                  1.7
-------------------------------------------------------------------------------
                                            Total                         17.9%

-------------------------------------------------------------------------------
                                                    Equity Portfolio Highlights
                                                 PORTFOLIO            MSCI EAFE
-------------------------------------------------------------------------------
Number of Holdings                                   96                1,077
Median Market Value ($ Mil.)                     $1,294               $1,988
-------------------------------------------------------------------------------

PIE CHART
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                            EQUITY PORTFOLIO              MSCI EAFE
Capital Equipment           16.6%                         11.9%
Consumer Goods              11.6%                         21.5%
Energy                      13.4%                         11.0%
Finance                     21.9%                         25.3%
Materials                   12.1%                          7.8%
Multi-Industry               6.5%                          2.9%
Services                    17.9%                         19.6%

PIE CHART
ASSET ALLOCATION
                            AS OF SEPT. 30, 1996          AS OF SEPT. 30, 1997
Equities                    97.7%                         88.7%
Cash & Equivalents           2.3%                         11.3%

Fund Highlights
-------------------------------------------------------------------------------
                              Emerging Markets Fund

                 Top 10 Equity Holdings (% of Total Net Assets)
-------------------------------------------------------------------------------

LG Electronics                      3.2%    IFCT                          2.6%
Korea Exchange Bank                 3.0     Solidere                      2.4
Jardine Matheson                    3.0     Guoco Group Ltd.              2.3
Dairy Farm                          2.7     Koor Industries               2.2
YPF                                 2.7     Telecom Argentina             2.2
-------------------------------------------------------------------------------
                                            Total                        26.3%

-------------------------------------------------------------------------------
                                                    Equity Portfolio Highlights
                                                                     MSCI
                                                 PORTFOLIO     EMERGING MARKETS
-------------------------------------------------------------------------------
Number of Holdings                                  62                 1,011
Median Market Value ($ Mil.)                      $809                  $382
-------------------------------------------------------------------------------

PIE CHART
ECONOMIC SECTOR BREAKDOWN
AS OF SEPT. 30, 1997
                                    EQUITY PORTFOLIO                   MSCI EM
Capital Equipment                    5.4%                                8.8%
Consumer Goods                       6.1%                               14.9%
Energy                               9.1%                               13.2%
Finance                             24.0%                               20.3%
Materials                           10.2%                               18.7%
Multi-Industry                      17.7%                                5.0%
Services                            27.5%                               19.1%

PIE CHART
ASSET ALLOCATION
                                    AS OF SEPT. 30, 1997
Equities                            90.7%
Cash & Equivalents                   9.3%


SR&F International Portfolio
-------------------------------------------------------------------------------
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            NUMBER       MARKET
STOCKS (88.8%)                                           OF SHARES        VALUE
-------------------------------------------------------------------------------
ARGENTINA (2.9%)
Telecom Argentina ADRs...............................      65,200       $ 1,985
YPF Sociedad Anonima ADRs............................      76,000         2,803
                                                                       --------
                                                                          4,788
AUSTRALIA (1.0%)
Reinsurance Australia ...............................     585,617         1,595

BELGIUM (1.4%)
Generale de Banque...................................       5,720         2,323

BRAZIL (1.0%)
*Globex Utilidades S.A. Pfd..........................      71,000           859
*Perdigao S.A. ...................................... 364,700,000           732
                                                                       --------
                                                                          1,591
FINLAND (6.7%)
Enso Gutzeit (Ordinary R Shares).....................     252,000         2,584
Kemira  Oy...........................................     128,000         1,245
Merita LTD...........................................     542,000         2,573
Metsa-Serla Oy (B Shares)............................     318,000         2,930
Neste Oy.............................................      66,600         1,812
                                                                       --------
                                                                         11,144
FRANCE (6.9%)
Alcatel Alsthom......................................      17,786         2,366
Banque Nationale De Paris............................      60,100         3,028
Generale Des Eaux....................................      17,940         2,111
*Generale Des Eaux Warrants..........................      17,673            10
*Moulinex............................................      48,700         1,170
Total Petroles CIass B...............................      24,616         2,818
                                                                       --------
                                                                         11,503
GERMANY (7.3%)
AGIV AG..............................................      83,100         2,019
*Deutsche Bank AG....................................      39,800         2,794
Friedrick Grohe .....................................       6,300         1,794
Henkel  KGAA
   Ordinary Shares...................................       6,500           324
   Preferred Shares..................................      42,100         2,372
Mannesmann  AG.......................................       6,100         2,901
                                                                       --------
                                                                         12,204
HONG KONG (2.1%)
Companion Building...................................  10,118,752           654
Hong Kong Ferry......................................     530,000         1,096
Jardine Matheson Holdings ...........................     165,805         1,343
Vitasoy..............................................     999,364           436
                                                                       --------
                                                                          3,529
INDIA (1.0%)
Indian Petrochem GDRs................................      92,000           943
+Reliance Industries GDSs............................      29,000           664
                                                                       --------
                                                                          1,607

SR&F International Portfolio  CONTINUED
-------------------------------------------------------------------------------
                                                            NUMBER       MARKET
                                                         OF SHARES        VALUE
-------------------------------------------------------------------------------
INDONESIA (1.2%)
CP Indonesia.........................................   1,037,500         $ 174
*Ever Shine Tex......................................   2,019,688           447
Kawasan Industri Jababeka............................   1,438,333           902
Matahari Putra Prima.................................   1,361,000           468
                                                                       --------
                                                                          1,991
ISRAEL (0.5%)
Koor Industries......................................      39,500           815

ITALY (4.2%)
Banca Popolare di Milano.............................     375,800         2,199
*Olivetti............................................   2,776,320         1,528
Telecom Italia Savings Shares........................     852,326         3,317
                                                                       --------
                                                                          7,044
JAPAN (16.6%)
Canon ...............................................      86,000         2,515
DDI..................................................         281         1,410
Hitachi..............................................     212,000         1,843
Ito Yokado...........................................      50,000         2,708
*Japan OTC Fund......................................         840           410
Jusco ...............................................      86,000         1,959
Kaneshita Construction...............................      73,000           459
Kokusai Securities...................................     123,000           932
Matsushita Electric Industrial.......................     138,000         2,492
Mori Seiki...........................................     119,000         1,390
Murata Manufacturing.................................      54,000         2,335
Promise  Co..........................................      61,400         3,204
Suzuki Motor.........................................     201,000         1,931
Tokyo Style..........................................     116,000         1,163
*World Equity Benchmark Shares - Japan...............     134,000         1,667
Yamazen  Corporation.................................     521,000         1,260
                                                                       --------
                                                                         27,678
MALAYSIA (0.2%)
IOI Properties ......................................     298,000           287

MEXICO (0.4%)
Transportation Maritima Mexicana ADRs................      78,500           618

NETHERLANDS (3.0%)
Fortis AMEV..........................................      65,586         2,740
KPN..................................................      45,069         1,772
Sphinx Kon Gustavsberg...............................      56,427           524
                                                                       --------
                                                                          5,036
NEW ZEALAND (1.0%)
Brierley Investments.................................   1,824,883         1,612

NORWAY (4.0%)
Helikopter Service...................................     129,000         1,565
Norsk Hydro AS.......................................      44,800         2,675
Saga Petroleum ......................................     117,500         2,486
                                                                       --------
                                                                          6,726
PANAMA (1.3%)
Bladex ADRs..........................................      50,200         2,246

SR&F International Portfolio  CONTINUED
-------------------------------------------------------------------------------
                                                            NUMBER       MARKET
                                                         OF SHARES        VALUE
-------------------------------------------------------------------------------
PERU (0.5%)
Southern Peru Copper ADRs............................      43,000        $  782

PHILIPPINES (0.5%)
Metro Pacific........................................   7,220,000           872

PORTUGAL (1.1%)
*Portugal Telecom ADRs...............................      42,157         1,831

RUSSIA (0.7%)
*Fleming Russia Securities Fund......................      40,400         1,172

SOUTH KOREA (4.7%)
Kookmin Bank.........................................         500             6
Korea Exchange Bank..................................     279,995         1,506
*LG Electronics......................................      58,000         1,153
LG Securities........................................      52,950           625
Samchully ...........................................      23,843         1,147
Samsung Electronics
   GDRs..............................................      15,248           369
   Ordinary Shares...................................       1,337           125
   Preferred Shares..................................      25,774         1,038
SK Telecom...........................................         104            64
+Yukong GDRs.........................................      92,500         1,720
                                                                       --------
                                                                          7,753
SWEDEN (4.6%)
Avesta-Sheffield.....................................     252,000         2,410
*Biora ..............................................      32,200           603
SSAB Svenskt Stal AB B shares........................     109,800         2,273
*Diligentia AB.......................................     172,500         2,321
                                                                       --------
                                                                          7,607
SWITZERLAND (2.6%)
Bucher  AG...........................................       1,368         1,399
Danzas Holding AG....................................       5,100         1,090
Novartis AG..........................................       1,200         1,843
                                                                       --------
                                                                          4,332
THAILAND (1.3%)
IFCT ................................................     696,100           906
Precious Shipping ...................................     347,100           316
*Property Perfect ...................................     690,000            86
Siam Commercial Bank.................................     200,000           650
Sino Thai Engineering & Construction.................     151,200           250
                                                                       --------
                                                                          2,208
UNITED KINGDOM (10.1%)
*Billiton Plc........................................     261,400         1,009
BG Plc...............................................     699,000         3,043
*Celsis International Plc............................     487,905           812
*Centrica International Plc..........................     699,000         1,050
Inchcape Plc.........................................     655,902         3,046
Intrum Justita Plc...................................     305,000           374
Powerscreen International Plc........................     137,730         1,649
SmithKline Beecham Plc ..............................     265,054         2,576
*Tele-Communications International Plc...............     138,000         2,260
Transtec Plc.........................................     595,054         1,062
                                                                       --------
                                                                         16,881

SR&F International Portfolio  CONTINUED
-------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                            AMOUNT        VALUE
-------------------------------------------------------------------------------

Total Stocks (Cost $135,520)......................................     $147,775
-------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (12.0%)
UNITED STATES (12.0%)
COMMERCIAL PAPER (12.0%)
Associates Corp of North America
   6.400% 10/01/97...................................     $ 7,925         7,925
Enron 5.750% 10/01/97................................       6,000         6,000
Goldman Sachs Group 5.750% 10/02/97..................       6,000         5,999
                                                                       --------
   (Amortized cost $19,924).......................................       19,924
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.8%)
   (Cost Basis $155,444) .........................................      167,699
OTHER ASSETS, LESS LIABILITIES (-0.8%)............................       (1,269)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $166,430
                                                                       ========
-------------------------------------------------------------------------------

* Non-income producing.
+ These securities are subject to contractual or legal restrictions on their resale. At September 30, 1997, the aggregate value of these securities represented 1.4 percent of net assets.

See accompanying notes to financial statements.

Emerging Markets Fund
-------------------------------------------------------------------------------
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
STOCKS (90.8%)                                           of Shares        Value
-------------------------------------------------------------------------------
ARGENTINA (4.9%)
Telecom Argentina ADRs...............................       30,000      $   913
YPF Sociedad Anonima ADRs............................       30,000        1,106
                                                                       --------
                                                                          2,019
BRAZIL (6.2%)
Globex Utilidades....................................       37,000          448
Perdigao S.A. Comercio e Industria Pfd...............  295,000,000          592
*Sabesp..............................................    3,000,000          780
Telebras - Sponsored ADRs............................        6,000          773
                                                                       --------
                                                                          2,593
CHINA (2.0%)
+*Beijing Datung.....................................    1,500,000          843

GREECE (1.9%)
Hellenic Telecommunication Organization S.A..........       32,000          802

HONG KONG (12.4%)
Companion Building...................................      700,000           45
Dairy Farm International.............................    1,200,000        1,140
Guoco Group Ltd......................................      240,000          958
Hong Kong Ferry......................................      310,000          641
Jardine Matheson Holdings............................      153,515        1,243
Peregrine Investments................................      500,000          850
Vitasoy..............................................      670,000          292
                                                                       --------
                                                                          5,169
INDIA (3.2%)
Indian Petrochem GDRs................................       35,000          359
+Reliance Industries GDSs............................       17,000          389
+*Videsh Sanchar Nigam GDRs..........................       35,000          588
                                                                       --------
                                                                          1,336
INDONESIA (7.7%)
CP Indonesia.........................................      487,500           82
Ever Shine Tex.......................................    1,220,000          270
HM Sampoerna.........................................      220,000          454
Kawasan Industri Jababeka............................      755,000          473
*Lautan Luas.........................................      700,000          557
Matahari Putra Prima.................................    2,003,000          689
*Putra Surya Multidana...............................    1,443,000          662
                                                                       --------
                                                                          3,187
ISRAEL (2.2%)
Koor Industries......................................       45,000          928

LEBANON (2.4%)
*Solidere GDRs.......................................       60,000        1,011

MALAYSIA (2.7%)
IOI Corporation......................................      240,000          243
IOI Properties.......................................      451,000          434
*Telekom Malaysia....................................      150,000          456
                                                                       --------
                                                                          1,133

Emerging Markets Fund CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
MEXICO (0.6%)
Transportation Maritima Mexicana ADRs................       30,900      $   243

MIDDLE EAST / AFRICA (2.6%)
*The Foreign & Colonial Emerging Middle East Fund....       20,000          363
The Morgan Stanley Africa Investment Fund............       43,000          731
                                                                       --------
                                                                          1,094
PANAMA (1.9%)
Bladex ADRs..........................................       18,000          806

PERU (5.1%)
Cementos Norte Pacasmayo.............................      414,520          625
Southern Peru Copper ADRs............................       43,000          782
Telefonica del Peru ADRs.............................       30,000          709
                                                                       --------
                                                                          2,116
PHILIPPINES (5.3%)
*Digital Telecom.....................................   11,470,000          768
Metro Pacific........................................    6,028,000          728
*Southeast Asia Cement...............................   41,950,000          708
                                                                       --------
                                                                          2,204
PORTUGAL (1.9%)
Portugal Telecom  ADRs...............................       18,000          782

RUSSIA (1.9%)
*Fleming Russia Securities Fund......................       27,800          806

SOUTH KOREA (14.3%)
*Housing & Commercial Bank GDRs......................       20,000          398
Kookmin Bank.........................................          125            1
Korea Exchange Bank..................................      232,900        1,253
*Korean Air..........................................       65,000          889
*LG Electronics......................................       68,000        1,352
Samchully............................................       14,992          721
Samsung Electronics
   GDRs..............................................        3,048           73
   Ordinary Preferred................................        3,967          160
SK Telecom...........................................          286          175
Yukong
   *GDRs.............................................      165,000          817
   Ordinary Shares...................................        5,100           95
                                                                       --------
                                                                          5,934
THAILAND (8.6%)
*GSS Array...........................................      200,000          361
IFCT Finance & Securities............................      830,900        1,082
Land & House.........................................      364,843          490
*National Finance and Securities.....................      801,000          679
The Pizza Company....................................       83,000          352
Precious Shipping....................................      219,400          199
*Property Perfect....................................       80,000           10
Siam Commercial Bank.................................       89,000          289
*Sino Thai Engineering & Construction................       66,300          110
                                                                       --------
                                                                          3,572
UNITED KINGDOM (1.0%)
*Billiton Plc........................................      105,400          407

Emerging Markets Fund CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
VENEZUALA (2.0%)
Compania Anonima Nacional Telefonos
   de Venezuela (CANTV)..............................       18,000       $  824
                                                                       --------
Total Stocks (Cost $40,088)..........................                    37,809

-------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (9.9%)
UNITED STATES (9.9%)
COMMERCIAL PAPER (9.9%)
Associates Corp. of North America 6.400% 10/01/97....      $ 2,045        2,045
UBS Finance 6.350% 10/01/97..........................        2,060        2,060
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
   (Amortized Cost $4,105)........................................        4,105
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.7%)
(Cost Basis $44,193)..............................................       41,914
OTHER ASSETS, LESS LIABILITIES (-0.7%)............................         (297)
                                                                        -------
TOTAL NET ASSETS (100.0%).........................................      $41,617
                                                                        =======

-------------------------------------------------------------------------------

* Non-income producing.
+ These securities are subject to contractual or legal restrictions on their resale. At September 30, 1997 the aggregate value of these securities represented 4.4 percent of net assets.

See accompanying notes to financial statements.

Balance Sheets
-----------------------------------------------------------------------------------------
September 30, 1997
(All amounts in thousands, except per-share data)

                                                                                 EMERGING
                                                                 INTERNATIONAL   MARKETS
                                                                 FUND            FUND
                                                                 ---------       --------
ASSETS
Investment in SR&F International Portfolio,
     at value.....................................                $166,323       $     --
Investments, at market value......................                      --         41,914
Receivable for investments sold...................                      --            179
Dividends and interest receivable.................                      --             52
Receivable for fund shares sold...................                     240              5
Cash .............................................                      --              2
Other assets......................................                      28             18
                                                                 ---------       --------
   Total Assets...................................               $ 166,591        $42,170
                                                                 =========       ========
LIABILITIES
Payable for fund shares redeemed..................               $     330        $    54
Payable for investments purchased.................                      --            355
Payable to investment adviser and transfer agent..                      53             85
Other liabilities.................................                     120             59
                                                                 ---------       --------
   Total Liabilities..............................                     503            553
                                                                 ---------       --------
CAPITAL
Paid-in capital...................................                 145,658         41,256
Net unrealized appreciation (depreciation) of
   investments and foreign currencies.............                  12,249         (2,279)
Accumulated undistributed net investment income...                     554            146
Accumulated undistributed net realized
   gains on investments...........................                   7,627          2,494
                                                                 ---------       --------
   Total Capital (Net Assets).....................                 166,088         41,617
                                                                 ---------       --------
   Total Liabilities and Capital..................               $ 166,591        $42,170
                                                                 =========       ========
Shares Outstanding (Unlimited Number Authorized)..                  14,090          4,062
                                                                 =========       ========
Net Asset Value (Capital) Per Share...............               $   11.79       $  10.24
                                                                 =========       ========

See accompanying notes to financial statements.

Statements of Operations
-----------------------------------------------------------------------------------------
For the Year Ended September 30, 1997
(All amounts in thousands)

                                                                                 EMERGING
                                                                 INTERNATIONAL   MARKETS
                                                                 FUND            FUND(A)
                                                                 -------         ------
INVESTMENT INCOME
Dividends allocated from SR&F International
     Portfolio....................................               $  2,586          $  --
Dividends.........................................                    481            462
Interest allocated from SR&F International
     Portfolio....................................                    269             --
Interest..........................................                    103            247
                                                                 --------        -------
                                                                    3,439            709
Foreign taxes withheld allocated from
   SR&F International Portfolio...................                   (322)            --
Foreign taxes withheld............................                    (47)           (26)
                                                                 --------        -------
   Total Investment Income........................                  3,070            683
                                                                 --------        -------
EXPENSES
Expenses allocated from SR&F International
     Portfolio....................................                    971             --
Management fees...................................                    407            248
Transfer agent fees...............................                    322             50
Administrative fee................................                    220             34
Custodian fees....................................                     66             63
Printing and postage..............................                     53             28
Trustees' fees....................................                     10              6
Amortization of organization expenses.............                      1             28
Other.............................................                    218             54
                                                                 --------        -------
                                                                    2,268            511
Reimbursement of expenses by investment adviser...                     --            (61)
                                                                 --------        -------
   Total Expenses.................................                  2,268            450
                                                                 --------        -------
   Net Investment Income..........................                    802            233
                                                                 --------        -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments allocated
   from SR&F International Portfolio..............                  6,089             --
Net realized gains on investments.................                  2,365          2,494
Net realized losses on foreign currency transactions
   allocated from SR&F International Portfolio....                    (93)            --
Net realized losses on foreign currency
     transactions.................................                    (88)           (87)
Net change in unrealized appreciation or
     depreciation of investments and foreign
     currency transactions........................                  4,650         (2,279)
                                                                 --------        -------
   Net Gains on Investments and Foreign
      Currency Transactions.......................                 12,923            128
                                                                 --------        -------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................               $ 13,725        $   361
                                                                 ========        =======

(a) From commencement of operations on February 28, 1997.

See accompanying notes to financial statements.


Statements of Changes in Net Assets
-------------------------------------------------------------------------------
For The Years Ended September 30, 1996 and 1997
(All amounts in thousands)

                                                                                                                  EMERGING MARKETS
                                                                                         INTERNATIONAL FUND             FUND
                                                                                        1996           1997            1997(A)
                                                                                    --------------------------         --------
OPERATIONS
Net investment income............................................................     $  1,114        $   802           $  233
Net realized gains on investments and foreign currency transactions.............         2,976          8,273            2,407
Net change in unrealized appreciation or depreciation of investments............         4,858          4,650           (2,279)
                                                                                     ---------      ---------         --------
   Net Increase in Net Assets Resulting from Operations.........................         8,948         13,725              361
                                                                                     ---------      ---------         --------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income.............................................       (1,075)        (1,000)              --
Capital gain distributions.......................................................           --         (1,837)              --
                                                                                     ---------      ---------         --------
   Total Distributions to Shareholders...........................................       (1,075)        (2,837)              --
                                                                                     ---------      ---------         --------
SHARE TRANSACTIONS
Subscriptions to fund shares....................................................        62,994        55,775            46,204
Investment income dividends reinvested...........................................          760           725                --
Capital gain distributions reinvested............................................           --         1,429                --
Redemptions of fund shares......................................................       (19,102)      (38,274)           (4,948)
                                                                                     ---------      ---------         --------
   Net Increase from Share Transactions..........................................       44,652         19,655           41,256
                                                                                     ---------      ---------         --------
   Net Increase in Net Assets...................................................        52,525         30,543           41,617
TOTAL NET ASSETS
Beginning of Period.............................................................        83,020        135,545               --
                                                                                     ---------      ---------         --------
End of Period....................................................................     $135,545       $166,088          $41,617
                                                                                     =========      =========         ========
Accumulated Undistributed Net Investment Income at End of Period.................     $    933        $   554           $  146
                                                                                     =========      =========         ========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.....................................................        6,004          4,883            4,529
Investment income dividends reinvested...........................................           76             68               --
Capital gain distributions reinvested............................................           --            135               --
                                                                                     ---------      ---------         --------
                                                                                         6,080          5,086            4,529
Redemptions of fund shares......................................................        (1,811)        (3,365)            (467)
                                                                                     ---------      ---------         --------
Net increase in fund shares......................................................        4,269          1,721            4,062
Shares outstanding at beginning of period.......................................         8,100         12,369               --
                                                                                     ---------      ---------         --------
Shares outstanding at end of period.............................................        12,369         14,090            4,062
                                                                                     =========      =========         ========

(a) From commencement of operations on February 28, 1997.

See accompanying notes to financial statements.

SR&F International Portfolio
-------------------------------------------------------------------------------
Balance Sheet
September 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value....................................       $167,699
Receivable for investments sold.................................            458
Dividends receivable............................................            233
Cash............................................................              4
Other assets....................................................              2
                                                                     ----------
   Total Assets.................................................        168,396
                                                                     ----------
LIABILITIES
Payable for investments purchased...............................          1,830
Payable to investment adviser...................................            118
Other liabilities...............................................             18
                                                                     ----------
   Total Liabilities............................................          1,966
                                                                     ----------
Net Assets applicable to investors' beneficial interest.........       $166,430
                                                                     ==========

See accompanying notes to financial statements.

SR&F International Portfolio
-------------------------------------------------------------------------------

Statement of Operations
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends.......................................................         $2,588
Interest Income.................................................            269
                                                                       --------
                                                                          2,857
Foreign taxes withheld..........................................           (322)
                                                                       --------
   Total Investment Income......................................          2,535

EXPENSES
Management fees.................................................            839
Accounting fees.................................................             18
Audit and legal fees............................................             18
Other Expense...................................................             97
                                                                       --------
   Total Expenses...............................................            972
                                                                       --------
Net Investment Income...........................................          1,563
                                                                       --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gains on investments ..............................          6,092
Net realized losses on foreign currency transactions............            (97)
Net change in unrealized appreciation or depreciation of
   investments and foreign currency transactions................          5,615
                                                                       --------
   Net Gains on Investments and Foreign Currency Transactions...         11,610
                                                                       --------
Net Increase in Net Assets Resulting from Operations............        $13,173
                                                                        =======

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F International Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income...........................................       $  1,563
Net realized gains on investments and foreign
     currency transactions......................................          5,995
Net change in unrealized appreciation or depreciation
     of investments.............................................          5,615
                                                                     ----------
Net Increase in Net Assets Resulting from Operations............         13,173
                                                                     ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions...................................................        171,752
Withdrawals.....................................................         (18,495)
                                                                     ----------
   Net Increase from Transactions in Investors'
        Beneficial Interests....................................        153,257
                                                                     ----------
   Net Increase in Net Assets...................................        166,430
TOTAL NET ASSETS
Beginning of Period.............................................             --
                                                                     ----------
End of Period...................................................       $166,430
                                                                     ==========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------
Note 1. Organization of the SR&F International Portfolio

   The SR&F International Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, the Stein Roe International Fund contributed $132,942 in securities and other assets. On February 14, 1997, Stein Roe Advisor International Fund contributed cash of $100.

   The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Stein Roe International Fund and Stein Roe Advisor International Fund owned 99.94 percent and .06 percent, respectively.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe International Fund and Stein Roe Emerging Markets Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the Portfolio. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations

All securities are valued as of September 30, 1997. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked priced as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Funds and Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

Notes to Financial Statements CONTINUED
-------------------------------------------------------------------------------

Currency Translations

For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4:00 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Forward Currency Exchange Contracts

The Funds and Portfolio may enter into forward currency exchange contracts under which each Fund and Portfolio is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Neither the Funds nor the Portfolio had open contracts at September 30, 1997.

Federal Income Taxes

No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distri butions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.

Distributions to Shareholders

Each Fund annually declares and pays dividends of any net investment income and net realized capital gains, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions, such as foreign currency transactions. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

Other Information
The books and records of the Funds and Portfolio are maintained in U.S. dollars. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Notes to Financial Statements CONTINUED
-------------------------------------------------------------------------------
   Realized gains or losses from sales of securities are determined on the specific identified cost basis.

   All amounts, except per-share amounts, are shown in thousands.

Note 3. Trustees' Fees and Transactions with Affiliates

The Funds and the Portfolio pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fees for SR&F International Portfolio and Emerging Markets Fund are computed at an annual rate of .85 percent and 1.10 percent of average daily net assets, respectively. The administrative fees for the Funds are computed at an annual rate of .15 percent of average daily net assets.

   The administrative agreements for the Funds provide that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse Emerging Markets Fund to the extent that expenses exceed 2.00 percent of average daily net assets. This expense limitation expires on February 2, 1998, subject to earlier termination by the Adviser on 30 days' notice.

   The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Funds.

   The Adviser also provides certain fund accounting services. For the period ended September 30, 1997, International Fund, Emerging Markets Fund and the Portfolio incurred charges of $27, $14, and $18, respectively.

   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for International Fund and Emerging Markets Fund and the Portfolio for the period ended September 30, 1997, was $10, $6 and $11, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Notes to Financial Statements CONTINUED
-------------------------------------------------------------------------------

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Funds and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolio had borrowings during the period ended September 30, 1997.

Note 5. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended September 30, 1997, were:

FUND                                               Purchases           Sales
                                                    --------        --------
International Fund (a)........................       $14,526         $15,772
Emerging Markets Fund.........................        47,649          10,056
International Portfolio.......................        28,503          25,340


(a) Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements).

At September 30, 1997, unrealized appreciation and depreciation on a tax basis and the cost of investments for federal income tax purposes and for financial reporting purposes were as follows:

                                                              Cost of Investments
                                                           Net                    Federal
                                                       Appreciation   Financial    Income
FUND                        Appreciation Depreciation (Depreciation)  Reporting     Tax
                             ----------  ------------ --------------  ---------   --------
Emerging Markets Fund.......    $ 3,943    $ 6,534         $(2,591)    $ 44,193  $ 44,505
International Portfolio.....     30,162     18,804           11,358     155,444   156,341


Financial Highlights
-------------------------------------------------------------------------------
SR&F International Portfolio

                                                                         PERIOD
                                                                          ENDED
                                                                   SEPTEMBER 30,
                                                                       1997 (a)
                                                                       ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............         1.58%*
Ratio of net expenses to average net assets.....................         0.98%*
Portfolio turnover rate.........................................            18%
Average commissions (per share) (b).............................        $0.0002

*Annualized
(a) From commencement of operations on February 3, 1997
(b) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

Financial Highlights CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------
International Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                              PERIOD
                                                                               ENDED
                                                                       SEPTEMBER 30,            YEARS ENDED SEPTEMBER 30,
                                                                            1994 (A)          1995         1996         1997
                                                                             -------       -------     --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD..................................       $ 10.00       $ 10.61     $ 10.25       $ 10.96
                                                                             -------       -------     --------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income..............................................          0.03         0.12         0.09          0.06
   Net realized and unrealized gains (losses) on investments..........          0.58        (0.26)        0.74          0.99
                                                                             -------       -------     --------      --------
     Total from investment operations.................................          0.61        (0.14)        0.83          1.05
                                                                             -------       -------     --------      --------
DISTRIBUTIONS
   Net investment income..............................................            --        (0.05)       (0.12)        (0.08)
   Net realized capital gains.........................................            --        (0.17)          --         (0.14)
                                                                             -------       -------     --------      --------
     Total distributions..............................................            --        (0.22)       (0.12)        (0.22)
                                                                             -------       -------     --------      --------
NET ASSET VALUE, END OF PERIOD........................................       $ 10.61       $ 10.25      $ 10.96       $ 11.79
                                                                             =======       =======     ========      ========
Ratio of net expenses to average net assets...........................         1.61%*        1.59%        1.51%         1.55%
Ratio of net investment income to average net assets..................         0.61%*        1.41%        1.01%         0.55%
Portfolio turnover rate...............................................           48%           59%          42%          11% (b)
Average Commissions (Per Share) (c)...................................            --            --    $ 0.0010      $ 0.0067 (b)
Total return .........................................................         6.10%       (1.28%)        8.23%         9.84%
Net assets, end of period.............................................       $74,817       $83,020     $135,545      $166,088


*Annualized.
(a) From commencement of operations on March 1, 1994.
(b) Prior to commencement of operations of the Portfolio (see Note 1 to Financial Statements)
(c) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

Financial Highlights CONTINUED
-------------------------------------------------------------------------------

Emerging Markets Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                         PERIOD
                                                                          ENDED
                                                                  SEPTEMBER 30,
                                                                       1997 (a)
                                                                        -------
NET ASSET VALUE, BEGINNING OF PERIOD............................        $  10.00
                                                                        -------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income........................................           0.06
   Net realized and unrealized gains (losses) on investments....           0.18
                                                                        -------
      Total from investment operations..........................           0.24
                                                                        -------
NET ASSET VALUE, END OF PERIOD..................................        $  10.24


                                                                        ========
Ratio of net expenses to average net assets (b).................          2.00%*
Ratio of net investment income to average net assets (c)........          1.04%*
Portfolio turnover rate.........................................            30%
Average Commissions (Per Share) (d).............................        $0.0007
Total return ...................................................          2.40%
Net assets, end of period.......................................        $41,617

*Annualized
(a) From commencement of operations on February 28, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 2.27 percent for the period ended September 30, 1997.
(c) Computed giving effect to Advisor's expense limitation undertaking.
(d) Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

Report of Independent Public Accountants
-------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of:

Stein Roe Investment Trust
 Stein Roe International Fund
 Stein Roe Emerging Markets Fund

SR&F Base Trust
 SR&F International Portfolio

We have audited the accompanying balance sheet of Stein Roe International Fund and the accom panying balance sheets, including the schedules of invest ments, of SR&F International Portfolio and Stein Roe Emerging Markets Fund as of September 30, 1997, and the related statements of operations, state ments of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' and Portfolio's manage ment. Our responsi bility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial state ments and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the Stein Roe Emerging Markets Fund and SR&F International Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stein Roe International Fund, Stein Roe Emerging Markets Fund and SR&F International Portfolio, as of September 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 11, 1997

Investment Trust
-------------------------------------------------------------------------------
Trustees
Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
  and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
John S. McLandsborough, Vice President
Anne E. Marcel, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

 Agents and Advisers
 Stein Roe & Farnham Incorporated
 Investment Adviser
 State Street Bank and Trust Company
 Custodian
 SteinRoe Services, Inc.
 Transfer Agent
 Bell, Boyd & Lloyd
 Legal Counsel to the Trust
 Arthur Andersen LLP
 Independent Public Accountants

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC



            Effective Jan. 1, 1998, the Funds will be distributed by
                      Liberty Financial Investments, Inc.
                                   Member SIPC
IN11A 11/97